Exhibit 10.35

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

EXCLUSIVE DISTRIBUTION AGREEMENT

This agreement (the “Agreement”) is made on 20-JAN-2021 between “Sephora” and the “Supplier”.

	Sephora	Supplier
Company Name:	SEPHORA AUSTRALIA PTY LTD	MILK MAKEUP LLC
Principal Place of Business:	Level 11, 32 Martin Place, Sydney NSW 2000	568 Broadway, Suite 700 New York, NY 10012
State of Incorporation:	Australia	New York, USA
Represented by:	Angeline Ho	Tim Coolican
Title:	Interim General Manager, Sephora ANZ	CEO

The above are individually referred to as the “Party” and collectively referred to as the “Parties”.

The Supplier has signed the ‘‘Supplier’s Code of Conduct” dated 22-DEC-2020 which shall form part of this Agreement.

In the framework of the distribution by Sephora of the Supplier’s Products (defined below in Article 2), the Supplier undertakes also as follows:

Article 1 - Distribution

1.1.	The Supplier grants Sephora, and the companies of the Sephora group as defined in Article 15 below, who accepts the exclusive right to import and distribute the Products within the territory as specified in the table below:

Online Distribution Retail Distribution

Territories	Australia	Australia
	New Zealand	New Zealand

each referred to as a “Territory”.

Consequently, the Supplier agrees to refrain from appointing any additional third party as distributor or agent for the Products in each Territory and to refrain from making direct sales of the Products in the Territory, with the exception that the Supplier may continue to make direct sales of its Products throughout each Territory via the following channels:

(a) Milk Makeup standalone boutiques;

(b) Travel retail (ecomm and B+M);

(c) www.milkmakeup.com; and

(d) Subscription boxes and TV retailing (e.g. HSN/QVC).

For the avoidance of doubt, the Supplier may not sell Products to Mecca or allow Mecca to sell the Products in the Territory during the Exclusivity period (as defined below).

Sephora may decide in which channels the Products will be distributed in each Territory. In particular, Sephora can sell the Products in the Sephora group’s stores, Sephora corners, shop in the shop, Internet via Sephora’s websites, Sephora’s Mobile App, print catalogue, TV shopping, etc.

1.2.	The exclusivity is given (“Exclusivity”) from the date of launch of the Products in the Territory until [***]

1.3.	The exclusivity will be automatically renewed for a further [***] upon the completion of the Exclusivity, on the condition that the sales target, which shall be agreed between the parties, is met.

Article 2 - Products

2.1.	The exclusivity granted by the Supplier covers the entire range of Milk Makeup including the current selected products (listed in Appendix 1) and future products and/or product ranges developed by the Supplier (hereinafter the “Products”). Sephora can choose to or not to distribute these future Products. If necessary, they will be added in Appendix 1.

Article 3 - Products compliancy

3.1.	The Supplier undertakes to respect its commitments in the “Supplier’s Code of Conduct”.

3.2.	In addition to the Supplier’s warranties under Article 11, the Supplier makes the Products compliant with all industry standards and codes, regulations and legislation applicable to the Products (hereinafter the “Regulations”) in the Territory, performs the necessary local procedures, and works to draft the packaging label and advertising in compliance with the market of the Territory.

3.3.	Any of the Products which are not compliant with the Regulations applicable to the Products in the Territory or undertakings or requirements provided for here above, may be rejected and with return carriage paid for by the Supplier, and the Supplier is compelled to take it back.

3.4.	Sephora and its group of companies as defined in Article 15, will undertake to administrate the Products’ registration with the relevant local authorities. The Supplier is responsible for furnishing accurate documents and information for the registration. Cost of registration (including government charges and any local administration fees) to be borne by the Supplier.

3.5.	Sephora will fund the cost of any Product overlabelling required to meet regulatory obligations related to the use of CBD-derived ingredients applicable in Australia until December 31, 2021, after which the Supplier will then be required to fund any overlabelling from January 1, 2022 onwards and shall ensure such labelling requirements are met.

Article 4 – Social and environmental requirements

4.1.	A social audit may be performed, specifically as per SA 8000 standard on the Products’ production site(s) by an independent body appointed by Sephora. The cost for this service shall be covered by the Supplier in the agreed conditions between the Parties.

4.2.	In the event that critical issues or non-compliance with the “Supplier’s Code of Conduct” are uncovered, Sephora is entitled to suspend this Agreement and/or refuse the Supplier listing, until the Supplier is compliant with the requirements.

Article 5 - Purchase Price

5.1.	Sephora will purchase the Products at the purchase price defined and listed in writing between the Parties in Appendix 1. Unless otherwise agreed by the Parties in writing, prices are firm and non-revisable and deliveries of Products are made Free On Board (“FOB”) at New Jersey, in accordance with the INCOTERMS 2010 definition of the International Chamber of Commerce (as amended from time to time).

5.2.	The purchase prices of the Products can be revised [***] after mutual agreement is reached between the Parties, The Supplier shall communicate to Sephora the proposition of the new pricing three (3) months prior to the proposed effective date of the new pricing and there must be a minimum of six (6 months) between pricing changes.

5.3.	Sephora shall purchase all the Products in USD and will pay in USD.

5.4.	The payment will be made within thirty (30) days of the date the invoice is issued. The invoice shall only be issued once the Products have been delivered FOB at New Jersey.

5.5.	The Supplier authorizes Sephora to set-off any sums owed by Sephora against any amounts owed by the Supplier.

5.6.	Sephora will determine the retail price of the Products in its absolute discretion.

Article 6 - Duration - Termination of the Agreement

6.1.	This Agreement shall commence on 20-JAN-2021 and continue until terminated in accordance with this clause.

6.2.	After the completion of the initial Exclusivity (as defined in Article 1.2), each Party may terminate this Agreement by giving a six (6) months prior notice of its intention not to renew this Agreement by registered letter with acknowledgement of receipt to the other Party, unless otherwise agreed by both Parties.

6.3.	Each Party is entitled to terminate this Agreement by registered letter with acknowledgement of receipt if the other Party defaults under any provision of this Agreement and such default is not remedied within thirty (30) days after notice thereof is sent to the breaching Party by the other Party.

Article 7 - Intellectual Property

7.1.	The Supplier hereby grants to Sephora and its parents, subsidiaries, affiliates, successors, licensees, and assigns (collectively, the “Licensed Parties”) a non-exclusive license to reproduce, distribute, display, perform and otherwise use the Supplier’s name, logo, trademarks, product information, and/or other intellectual property for purposes of advertising, promotion and trade of the Products during the term of this Agreement. Upon Sephora’s request, the Supplier shall provide Licensed Parties the relevant documentation/releases evidencing its ownership rights.

7.2.	The Supplier shall not use Sephora’s name, logo, trademarks, or other intellectual property without Sephora’s prior written consent. All intellectual property (“IP’’) supplied to the other Party under this Agreement shall belong to and remain the sole property of the owner and neither Party shall have the right to acquire any right to copy, reproduce or use the other Party’s IP except in connection with and in accordance with this Agreement.

7.3.	The Supplier represents and warrants that:

(a)	it has the full right and authority to enter into this Agreement and to grant the rights granted herein;

(b)	all statements, descriptions, claims, demonstrations, illustrations and endorsements about the Products are true, accurate and not misleading; and

(c)	the Products nor the materials provided relating to the Products will not violate or infringe upon the rights of any third party or cause Sephora to incur any fees.

Article 8 - Animations, Promotions, Advertising, Commercial Support

8.1.	Brand specific campaigns: The animation plan (Store & Online) and / or promotion campaign and / or PR events shall be decided each year by the Parties. Brand specific in-store animations production / promotions /online Campaign & support (endcaps, launch pads, pop-up areas, beauty bars, internet campaigns, CRM actions, etc.) will be paid by the Supplier unless otherwise agreed by Sephora.

8.2.	Sephora campaigns: The promotion calendar, the implementing of the animations (boutiques, endcaps, cash wrap, windows) and execution of digital campaigns will be managed by Sephora.

8.3.

Testers, samples, gifts and training: The Supplier will deliver, carriage paid by the Supplier at the logistic solution indicated by Sephora, free testers (via DIF arrangeent), samples, gifts and training support for all Sephora points of sales in the Territory.

[***] of net retail sales per annum. For the avoidance of doubt, this cap does not apply to or prejudice:

(a) Sephora’s right to make Product returns pursuant to any other provision of this Agreement; or

(b) Sephora’s right to return any Product that is a customer return and meets one or more other criteria which makes it eligible to be returned to the Supplier pursuant to this Agreement.

8.4.	Media communication: As indicated above, the Parties may both decide to launch specific media communication on the Products in the Territory. In the event of such a decision:

(a)	each advertisement will state that the Products are sold exclusively in Sephora;

(b)	Sephora will create (alone or with a third party) the advertising material (hereinafter the “Creation”) or modify the Supplier’s existing brand assets/creatives and will submit the Creation to the Supplier;

(c)	the cost of the realisation of the advertising (shootings, production costs, etc.) excluding copyrights assignment, will be included in the budget submitted to the Supplier and mutually agreed by Sephora and the Supplier;

(d)	all intellectual property rights on the Creation, excluding the Supplier’s IP, will remain the sole property of Sephora, unless a written copyright assignment is concluded between the Parties; and

(e)	the Supplier is consequently not allowed to use the Creation without Sephora’s prior written consent.

8.5.	The budget and the Creation will be approved by the Supplier in writing prior to the reservation of media space. Sephora will prepare and buy all the media space for the mutually agreed upon advertising in compliance with the global budget agreed each year by the Parties.

8.6.	Multi-brand campaigns: Sephora may organize and finance multi-brand launch presentations in the Territory. The Supplier undertakes to provide gifts for the journalists during the presentations, Supplier brand and Products’ briefs for the press kits; and Supplier presence during these PR events. As specified in Article 8.1, specific mono-brand PR events or launches shall be paid for by the Supplier unless otherwise agreed by Sephora.

Article 9 – Fixtures

9.1.	Permanent fixtures:

(a)	All Supplier fixtures (hereinafter the “Fixtures”) shall be and shall remain the Supplier’s property, from the Supplier’s warehouse to the Sephora’s point of sales and while the Fixtures are in Sephora’s point of sales. The Supplier is responsible for the development and production of the Fixtures. Production costs and installation costs of the Fixtures will be co-funded equally by Sephora and the Supplier, subject to Sephora’s contribution being capped at USD$6,750 per C2 gondola, this amount to be reviewed annually.

(b)	The Fixtures shall be developed and produced in accordance with the requirements of Sephora merchandising policy, at the Supplier’s cost.

(c)	The Supplier shall provide every new point of sale opening with Fixtures within twelve (12) weeks after Sephora has placed the order for the Fixtures.

9.2.	Updates collection: All costs for Fixtures’ updates (including development, production, costs and installation) are charged to the Supplier.

9.3.	All delivery of Fixtures or Fixtures’ updates shall be made “Delivered Duty Paid” (“DDP”) from the Supplier’s warehouse to Sephora’s point of sales at the logistic solution as indicated by Sephora.

9.4.	If the Fixtures do not meet Sephora’s expectations, the Supplier has to fabricate a new set within the given timeframe of six (6) months from the date of notification.

Article 10 - Stock

10.1.	Sephora will conduct stock assessments at least twice a year at which time the Supplier, upon mutual agreement, may be required to take back stock exceeding one hundred and twenty (120) days (based on sell-out in the Territory) which is the maximum number of days allowed for exclusive brand inventory.

10.2.	The Supplier will target to maintain a minimum service level on order fulfilment Should the fulfilment rate drop below the applicable minimum service level for an order, a discount will be applied to Sephora, the amount of which will be equal to 5% of the value of the purchase order (excluding taxes – to be confirmed) that is unfulfilled. The applicable minimum service level are as follows:

a. 85% in 2021

b. 90% in 2022

c. 95% in 2023 and beyond

10.3.	In the event that Products have an expiration date, the Supplier ensures that the Products delivered at the logistic solution indicated by Sephora, will not have an expiration date inferior of eighteen (18) months.

10.4.	The Supplier shall:

(a)	take back carriage paid any customer returns (subject to article 8.3) or any RTVs (Return to Vendor) of discontinued, damaged (upon arrival in the Territory), non-compliant Products, expired Products or Products which have less than six (6) months shelf life;

(b)	provide (i) Return Authorizations (RAs) for RTVs of discontinued, damaged, or non- compliant Products or for customer returns (subject to article 8.3) and (ii) the coordination and payment of shipping of these Products if they are not Destroy in Field (DIF). In case of DIF, the Supplier shall have to pay the costs of destruction.

All returns concerning issues with quality of the Products will be treated as Products mentioned above in sub-paragraphs (a) and (b).

Upon agreement between the Parties of the details concerning stock returns, the Supplier is responsible to provide Sephora with a RA number, organize the return of the Products and to pay any costs associated with this return within thirty (30) days. Sephora shall make the relevant products available for collection at the Sephora warehouse. Should the Supplier not comply with this provision, Sephora will destroy the Products at the Supplier’s expense.

Should the Supplier or Sephora decide to end this Agreement. Sephora may continue to sell the stock of Products until stock is fully depleted unless the Supplier has agreed to take back, carriage paid, the stock of the Products at their purchase price.

Article 11 - Supplier’s warranties

11.1.       The Supplier represents and warrants that the Products:

(a)	comply with specification. In this clause “specification” includes any specification provided by Sephora, any specification or description provided by the Supplier to Sephora including on the Products themselves and/or in any promotional material;

(b)	are sold free from all encumbrances;

(c)	are of merchantable quality;

(d)	are fit for the purpose for which products of the same kind are commonly supplied;

(e)	are suitable for personal use and application to the human body;

(f)	are free from defects in design, materials and workmanships;

(g)	comply with all applicable industry standards, codes, laws and regulations applicable to the Products in the Territory;

(h)	contain no irritants, toxins or chemicals that may cause harm or irritation to users or the environment; and

(i)	for the duration of the Term after December 31, 2021, include product labels accurately recording the ingredients of the Products and in compliance with the labelling requirements applicable in the Territory .

Article 12 - Supplier’s indemnity

12.1.	In respect of any claim by Sephora for breach of this Agreement and without limiting any other remedies Sephora may have, the Supplier will:

(a)	at its own expense, replace, recondition or repair (as it reasonably sees fit) the relevant Products; or

(b)	give Sephora a credit in respect of the relevant Products equivalent to the purchase price plus all associated packing and transport costs.

12.2.	The Supplier indemnifies Sephora from and against all proceedings, actions, claims, demands, losses, liabilities, damages, costs and expenses which may be suffered, incurred made or brought against Sephora arising directly or indirectly out of or in connection with:

(a)	any breach of this Agreement by the Supplier;

(b)	infringement of the intellectual property rights of any third party;

(c)	any product liability, personal injury or property damage claim relating to the Products;

(d)	any product recall issued in relation to the Products in the Territory;

(e)	negligence or misconduct by the Supplier;

(f)	failure by the Supplier to comply with any standards, regulation, law, decision, ruling or ordinance which the Products or the Supplier may be subject to; or

(g)	any misrepresentations of the Products by the Supplier.

Article 13 - Confidentiality

13.1.	For the purposes of this Agreement, “Confidential Information” means any information communicated by either of the Parties, whether orally or in writing, under the terms and conditions of this Agreement including the ‘‘Supplier’s Code of Conduct” and, more generally, any information or documents which may be exchanged between them in connection with their contractual relationship.

13.2.	The receiving Party shall protect the confidentiality of all Confidential Information with the same degree of care it uses to protect its own Confidential Information, which measures will be in accordance with generally accepted business standards, and use the Confidential Information only for the purposes of this Agreement.

13.3.	The obligation of confidentiality shall not however apply to the extent the Confidential Information (i) was previously known to the receiving Party free of any obligation to keep it confidential or (ii) is or becomes generally known to the public, provided that such public knowledge is not the result of any acts attributable to the receiving Party or (iii) which the disclosing Party explicitly agrees in writing need not to be kept confidential, or (iv) is disclosed pursuant to any judicial or governmental requirement or order, provided that the receiving Party take reasonable steps to give the disclosing Party sufficient notice in order to contest such requirement or order, or (v) is independently developed by the receiving Party without breach of this article, or (vi) is rightfully received by the receiving Party from a third party and such third party has not breached any confidentiality restrictions with respect thereto.

13.4.	Notwithstanding the termination or expiration of this Agreement, the obligation of confidentiality shall remain in force for a period of three (3) years from the date of termination or expiration of this Agreement.

Article 14 - Governing Law and Jurisdiction

14.1.	This Agreement shall be governed by the laws of New South Wales. Any and all disputes shall be settled by the Courts of New South Wales notwithstanding any clauses to the contrary or in case of introduction of a third party or plurality of defendants.

Article 15 - Other commitments

15.1.	The Supplier recognizes expressly that the rights granted to Sephora and the commitments taken by the Supplier in accordance with this Agreement benefit any of the companies of the Sephora group located in the Territory. Companies of the Sephora group shall mean all subsidiary/affiliate and distributor, retailer, franchisee of Sephora, which commercializes, in any way whatsoever, the Products and who are parties to this Agreement.

15.2.	The Supplier accepts and undertakes to comply with Sephora’s General Purchase Conditions in Appendix 2. The “Supplier’s Code of Conduct” and the General Purchase Conditions form an integral part of this Agreement, and is binding upon the Parties.

The Parties hereto have executed this Agreement in two original copies on the date of this Agreement.

For and on behalf of	For and on behalf of

SEPHORA AUSTRALIA PTY LTD	MILK MAKEUP LLC

Name: Angeline Ho	Name: Tim Coolican

Title: Interim General Manager, Sephora ANZ	Title: CEO

APPENDIX 1
LIST OF PRODUCTS & PURCHASE PRICE

Sephora shall pay the Supplier the Purchase Price of the Products as specified in the table below.
57% structural discount off USD RRP ex GST.

UPS	FRANCHIS	VARIANT	SIZE	PURCHASE PRICE IN USD
814333027555	COLOR CHALKS	CHAMPAGNE	2.5 g	[***]
814333027548	COLOR CHALKS	CREAMY BEIGE	2.5 g	[***]
814333027616	COLOR CHALKS	LILAC TAUPE	2.5 g	[***]
814333027623	COLOR CHALKS	ROSY LIGHT PINK	2.5 g	[***]
814333027524	COLOR CHALKS	PEWTER	2.5 g	[***]
814333027517	COLOR CHALKS	BLACK	2.5 g	[***]
814333027562	COLOR CHALKS	BRONZE	25 g	[***]
814333027586	COLOR CHALKS	BROWN	2.5 g	[***]
814333027579	COLOR CHALKS	COPPER	2.5 g	[***]
814333027630	COLOR CHALKS	PINK	2.5 g	[***]
814333027647	COLOR CHALKS	PLUM	2.5 g	[***]
814333027531	COLOR CHALKS	SILVER	2.5 g	[***]
814333027920	ELECTRIC GLOSSY LIP PLUMPER	CLEAR	9ml	[***]
814333027944	ELECTRIC GLOSSY UP PLUMPER	ROSY MAUVE	9m 1	[***]
814333027937	ELECTRIC GLOSSY LIP PLUMPER	NUDE	9ml	[***]
814333027968	ELECTRIC GLOSSY LIP PLUMPER	WARM PINK	9ml	[***]
814333027975	ELECTRIC GLOSSY LIP PLUMPER	PLUM	9ml	[***]
814333027951	ELECTRIC GLOSSY LIP PLUMPER	CORAL	9m1	[***]
814333025353	FLEX CONCEALER	FAIR	5.9 ML	[***]
814333025360	FLEX CONCEALER	LIGHT	5.9 ML	[***]
814333025377	FLEX CONCEALER	LIGHT MEDIUM	5.9 ML	[***]
814333027296	FLEX CONCEALER	BUFF	5.9 ML	[***]
814333026589	FLEX CONCEALER	VANILLA	5.9 ML	[***]
814333025384	FLEX CONCEALER	MEDIUM	5.9 ML	[***]
814333026565	FLEX CONCEALER	PORCELAIN	5.9 ML	[***]
814333026572	FLEX CONCEALER	CRÈME	5.9 ML	[***]
814333027302	FLEX CONCEALER	LIGHT SAND	5.9 ML	[***]
814333026084	FLEX CONCEALER	MEDIUM BEIGE	5.9 ML	[***]
814333027319	FLEX CONCEALER	GOLDEN NUDE	5.9 ML	[***]
814333027326	FLEX CONCEALER	GOLDEN SAND	5 9 ML	[***]
814333027333	FLEX CONCEALER	GOLDEN HONEY	59 ML	[***]
814333026091	FLEX CONCEALER	CARAMEL	5.9 ML	[***]
814333025391	FLEX CONCEALER	MEDIUM TAN	5.9 ML	[***]
814333027340	FLEX CONCEALER	GOLDEN TAN	5.9 ML	[***]
814333026107	FLEX CONCEALER - CINNAMON		5.9 ML	[***]
814333025414	FLEX CONCEALER - WARM DEEP		5.9 ML	[***]
814333025421	FLEX CONCEALER - DEEP		5.9 ML	[***]
814333027357	FLEX CONCEALER - GOLDEN DEEP		5.9 ML	[***]
814333026114	FLEX CONCEALER - COCOA		5.9 ML	[***]
814333026121	FLEX CONCEALER - ESPRESSO		5.9 ML	[***]
814333024127	FLEX FOUNDATION DUFF		10 g	[***]
814333025025	FLEX FOUNDATION GOLDEN NUDE		10 g	[***]
814333024202	FLEX FOUNDATION MEDIUM		10 g	[***]
814333024103	FLEX FOUNDATION FAIR		10 g	[***]
814333024172	FLEX FOUNDATION SAND		10 g	[***]
814333025018	FLEX FOUNDATION LIGHT SAND		10 g	[***]
814333024097	FLEX FOUNDATION CRJÈME		10 g	[***]
814333024189	FLEX FOUNDATION LIGHT MEDIUM		10 g	[***]
814333024141	FLEX FOUNDATION LIGHT BEIGE		10 g	[***]
814333024219	FLEX FOUNDATION MEDIUM BEIGE		10 g	[***]
814333025032	FLEX FOUNDATION GOLDEN SAND		10 g	[***]
814333024158	FLEX FOUNDATION LIGHT		10 g	[***]

814333025049	FLEX FOUNDATION GOLDEN HONEY	10 g	[***]
814333024295	FLEX FOUNDATION CINNAMON	10 g	[***]
814333024240	FLEX FOUNDATION MEDIUM TAN	10 g	[***]
814333025063	FLEX FOUNDATION GOLDEN DEEP	10 g	[***]
814333024271	FLEX FOUNDATION CARAMEL	10 g	[***]
814333024073	FLEX FOUNDATION PORCELAIN	10 g	[***]
814333024134	FLEX FOUNDATION VANILLA	10 g	[***]
814333024233	FLEX FOUNDATION HONEY	10 g	[***]
814333024257	FLEX FOUNDATION AMBER	10 g	[***]
814333024264	FLEX FOUNDATION GOLDEN TAN	10 g	[***]
814333024226	FLEX FOUNDATION ALMOND	10 g	[***]
814333024288	FLEX FOUNDATION MAPLE	10 g	[***]
814333025056	FLEX FOUNDATION PRALINE	10 g	[***]
814333024318	FLEX FOUNDATION WARM DEEP	10 g	[***]
814333024349	FLEX FOUNDATION RICH	10 g	[***]
814333024356	FLEX FOUNDATION COCOA	10 g	[***]
814333024363	FLEX FOUNDATION ESPRESSO	10 g	[***]
814333024325	FLEX FOUNDATION HAZELNUT	10 g	[***]
814333024332	FLEX FOUNDATION DEEP	10 g	[***]
814333025216	HYDRATING OIL	28 g	[***]
814333028101	HYDRO GRIP MAKEUP SETTING SPRAY	100 ml	[***]
814333026350	HYDRO GRIP PRIMER	45 ml	[***]
814333029641	KUSH LASH + BROW SERUM	3.5 ml	[***]
814333025735	KUSH MASCARA	10 ml	[***]
814333027371	MELATONIN OVERNIGHT LIP MASK	8 g	[***]
814333026787	MELATONIN SERUM STICK	30 G	[***]
814333025681	MINI COOLING WATER	6 g	[***]
814333025711	MINI HIGHLIGHTER LIT	6.7 g	[***]
814333026145	MINI HIGHLIGHTER TURNT	6.7 g	[***]
814333025827	MINI HOLOGRAPHIC STICK MARS	7.1 g	[***]
814333028279	MINI HYDRO GRIP MAKEUP SETTING SPRAY	50 ml	[***]
814333026466	MINI HYDRO GRIP PRIMER	10 ml	[***]
814333026138	MINI LIP & CHEEK WERK	6g	[***]
814333027449	MINI LIP & CHEEK - QUIRK	6g	[***]
814333027241	MINI LIP & CHEEK PERK	6g	[***]
814333027463	MINI LIP & CHEEK - RALLY	6g	[***]
814333027432	MINI LIP & CHEEK - FLIP	6g	[***]
814333027470	MINI LIP & CHEEK - QUICKIE	6g	[***]
814333026480	MINI MATCH A TONER	6g	[***]
814333026985	MINI BRONZER BAKED	6g	[***]
814333027760	MINI VEGAN MILK CLEANSER	59 ml	[***]
814333026800	MINI VEGAN MILK MOISTURIZER	15 ml	[***]
814333025728	MINI WATERMELON BRIGHTENING SERUM	6.25 g	[***]
814333028125	SUNSHINE SKIN TINT SPF 30 - LIGHT - INTL	16ml	[***]
814333028118	SUNSHINE SKIN TINT SPF 30 - FAIR - INTL	16ml	[***]
814333028149	SUNSHINE SKIN TINT SPF 30 - SAND - INTL	16ml	[***]
814333028132	SUNSHINE SKIN TINT SPF 30 - LIGHT MEDIUM - INTL	16ml	[***]
814333028156	SUNSHINE SKIN TINT SPF 30 - MEDIUM - INTL	16ml	[***]
814333028163	SUNSHINE SKIN TINT SPF 30 - HONEY - INTL	16ml	[***]
814333028170	SUNSHINE SKIN TINT SPF 30 - GOLDEN HONEY - INTL	16ml	[***]
814333028187	SUNSHINE SKIN TINT SPF 30 - MEDIUM TAN-INTL	16ml	[***]
814333028194	SUNSHINE SKIN TINT SPF 30 - CARAMEL -INTL	16ml	[***]
814333028200	SUNSHINE SKIN TINT SPF 30 - CINNAMON - INTL	16ml	[***]
814333028217	SUNSHINE SKIN TINTSPF 30 -TAN - INTL	16ml	[***]
814333028224	SUNSHINE SKIN TINT SPF 30 - DEEP - INTL	16ml	[***]
814333028231	SUNSHINE SKIN TINT SPF 30 - HAZELNUT - INTL	16ml	[***]
814333028248	SUNSHINE SKIN TINT SPF 30 - MOCHA - INTL	16ml	[***]
814333027753	VEGAN MILK CLEANSER	118 ml	[***]
814333026794	VEGAN MILK MOISTURIZER	48 ml	[***]
814333026169	WATERMELON BRIGHTENING FACE MASK	30 G	[***]
814333026596	WATERMELON BRIGHTENING SERUM	34 g	[***]
814333025209	COOLING WATER	30 G	[***]
814333026190	COOLING WATER UNDEREYE PATCHES	9 G	[***]

APPENDIX 2
SEPHORA’S GENERAL PURCHASE CONDITIONS

1. Scope

These general purchase conditions apply to all purchases by Sephora to the express exclusion of the Supplier’s general sale conditions and any other document issued by the Supplier relating to Sephora’s order.

2. Purchase order

The purchase order stipulates the technical, commercial and administrative terms as well as the deadlines requested from the Supplier. Price, quantity, quality and performance deadlines are fundamental terms for the parties. No modification to these terms and to these deadlines can be taken into account unless previously agreed in writing by both parties.

3. Acceptance of the purchase order

The Supplier must acknowledge receipt of the Sephora purchase order within eight calendar days from the dale of the purchase order by returning a document mentioning the number of the Sephora purchase order by letter, fax or email. In the absence of this acknowledgement of receipt, the start of the performance of the purchase order will be automatically considered to be an implicit acceptance of the terms of the purchase order.

4. Packaging – Packing

The products will be protected by packaging which is appropriate for resistance to the transport method used. All deliveries must be made in packaging stipulated by Sephora and, in the absence of a stipulation, in accordance with the norms and standards in force. Unless the packaging is supplied by Sephora, the Supplier will pay for any damage which occurs up until the goods arrive at the place of delivery and/or any shortage which is attributable to inadequate or defective packaging, and the Supplier will replace the damaged and/or missing products at its own cost under the terms of the purchase order, as soon as possible.

5. Delivery

5.1 The deliveries will be made to the delivery address on the purchase order Unless otherwise agreed in writing between Sephora and the Supplier, deliveries are made to the destination as specified in the purchase order or Free On Board (“FOB”) at New Jersey, in accordance with the INCOTERMS 2010 definition of the International Chamber of Commerce (as amended from time to time) and the risks are transferred at the time and place of delivery. Sephora shall insure the products at its own cost against loss, theft, breakage, damage, and any other risk during the transport to the place of delivery. The fact of taking delivery of the order does not constitute a presumption of acceptance of the order with regards to its conformity with the specifications.

5.2 Notice of Shipment

For each purchase order, before any shipment of the Products, the Supplier shall inform Sephora’s Purchase Department by email.

The email shall contain the following information:-

- Copy of the packing list, including batch numbers and date of expiry of products in excel format;

- Commercial invoice; and

- A Safety Data Sheet for Dangerous Goods (if applicable).

Delivery to Sephora freight forwarder at the port agreed between the Parties will only be made after validation by Sephora of quantities and batches of the delivery and overall documentation. Sephora does not accept backorders, if the Supplier delivers a quantity less than the purchase order quantity on one shipment, Supplier has to apply for a new purchase order from Sephora to deliver the remaining Products.

The Supplier must re-attach the packing list to the Products when shipped.

6. Deadlines

The delivery deadlines and the possible deadlines for performing the services stipulated in Sephora’s order are mandatory.

Sephora reserves the right to terminate any purchase order or part of the purchase order which is not delivered and/or executed within the contractual deadlines, except for a case of force majeure. Sephora must be informed of cases of force majeure within eight days of the event, failing which the Supplier cannot invoke it. Withdrawal by the Supplier’s sub-contractor or supplier will not be considered to be a case of force majeure.

7. Delays – Penalties

The Supplier undertakes to immediately inform Sephora of any event which is likely to result in a delay in delivering the products and/or in performing the services in relation to the deadline mentioned in the purchase order.

The Supplier undertakes to implement any means to make up for this delay, at its own cost, being agreed that Sephora can demand an express shipment at the Supplier’s own cost.

In the event of a delay in delivery, Sephora reserves the right to apply a penalty of USD100 per reference item ordered plus 0.2% per day of delay calculated on the total amount of the purchase order excluding VAT, without prejudice to any damages which Sephora may claim from the Supplier.

8. Termination or reducing the purchase order

Sephora reserves the right to terminate or to reduce the purchase order(s) if the Supplier refuses or is unable to fulfill its obligations in accordance with the terms of the said order. Any extra costs will be paid for by the Supplier, without prejudice to the delay penalties and/or damages which Sephora may claim from the Supplier.

9. Early delivery – Surplus delivery

Sephora reserves the right to refuse deliveries which are delivered more than five days before the planned date, at the Supplier’s costs and risks, as well as to refuse quantities which are above 5% of the quantities ordered and/or refuse services which are performed in advance, as well as those which are not stipulated in the purchase order.

10. Transfer of title

Sephora is the owner of the ordered products as soon as they are delivered at the address set forth in the purchase order and this clause shall take precedence over any retention of title clause contained in Supplier terms or documentation.

11. Liability and Insurance

The Supplier must take out an insurance contract with sufficient coverage of its professional risks (physical damage, bodily injury, consequential loss, and civil liability), both concerning the cover offered and the subscribed capital. It undertakes to prove having taken out the insurance as well as the payment of the premiums on Sephora’s first request.

12. Essential clause – Maintaining obligations

If any one of the stipulations in these general purchase conditions is invalid, this will not make the whole of the general purchase conditions invalid. In the event of cancellation, the Parties shall in all circumstances endeavor to renegotiate an economically equivalent clause, in good faith.

If either Party does not invoke any right it has under these general purchase conditions, this cannot be interpreted in any way as being an express or tacit waiver by such party to exercise the said right in the future.

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